Exhibit 99.1 News Release
Release: Immediate	Contact: Ronda J. Williams 312-706-3232
Oil-Dri Announces the Promotions of Jeff Libert to Chief Financial Officer and
Dan Smith to Chief Accounting Officer

CHICAGO – (February 11, 2011) – Oil-Dri Corporation of America (NYSE: ODC) today announced that Jeff Libert, Vice President of Finance has been promoted to Chief Financial Officer and Dan Smith, Vice President and Controller, has been promoted to Chief Accounting Officer.

“I am pleased to promote Jeff Libert to the position of Chief Financial Officer,” said Dan Jaffee, President and CEO. “As Vice President of Finance, Jeff has been an integral part of our Company’s growth strategy and expansion by providing financial guidance on emerging market opportunities and new product development. We are fortunate to have this Oil-Dri veteran with us and are confident in his ability to lead our financial team.”

Libert holds a master’s degree in business administration (MBA) from Northwestern University and a bachelor’s degree in accounting from the University of Illinois. He received his CPA from the State of Illinois.

“Dan Smith has been with us for ten years and is a great asset to our executive team,” continued Jaffee. “As Vice President and Controller, Dan has effectively managed our internal controls by developing a solid team of accounting experts focused on cost controls and financial reporting. Dan will continue to work closely with the Audit Committee and Board of Directors in his new capacity.”

Smith holds a master’s degree in business administration (MBA) from Southern Methodist University and a bachelor’s degree in business administration from the University of Iowa. He received his CPA from the State of Iowa.

“I congratulate Jeff and Dan on their promotions and am confident that they will ensure our financial reporting controls are upheld to the highest standards,” said Jaffee.

Libert and Smith will report directly to Dan Jaffee serving in their new capacities. They previously reported to Andrew Peterson who is no longer with the Company.

“The Board of Directors and I want to thank Andy for his more than six years of service to the Company as Chief Financial Officer. We appreciate his contribution of financial expertise and organizational experience as exemplified by the strong team he has left in his place. We wish him well in all his future endeavors,” said Jaffee.

Oil-Dri Corporation of America is a leading supplier of specialty sorbent products for agricultural, horticultural, fluids purification, specialty markets, industrial and automotive, and is the world’s largest manufacturer of cat litter.

Certain statements in this press release may contain forward-looking statements that are based on our current expectations, estimates, forecasts and projections about our future performance, our business, our beliefs, and our management’s assumptions. In addition, we, or others on our behalf, may make forward-looking statements in other press releases or written statements, or in our communications and discussions with investors and analysts in the normal course of business through meetings, webcasts, phone calls, and conference calls. Words such as “expect,” “outlook,” “forecast,” “would”, “could,” “should,” “project,” “intend,” “plan,” “continue,” “believe,” “seek,” “estimate,” “anticipate,” “believe”, “may,” “assume,” variations of such words and similar expressions are intended to identify such forward-looking statements, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such statements are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially including, but not limited to, the dependence of our future growth and financial performance on successful new product introductions, intense competition in our markets, volatility of our quarterly results, risks associated with acquisitions, our dependence on a limited number of customers for a large portion of our net sales and other risks, uncertainties and assumptions that are described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission.  Should one or more of these or other risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, intended, expected, believed, estimated, projected or planned.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.  Except to the extent required by law, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this press release, whether as a result of new information, future events, changes in assumptions, or otherwise.